Financial Instruments - Derivatives Not Designated as Hedging Instruments Gain (Loss) (Table) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011
Derivative
Total	$ (2,352)	$ (1,862)	$ (537)	$ 2,155
Interest and finance costs, net [Member]
Derivative
Interest rate swaps	(1,085)	(2,039)	(768)	(1,897)
Bunker swaps	$ (1,267)	$ 177	$ 231	$ 4,052